Inventory, net - Schedule of Inventories (Detail) - USD ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023	Dec. 31, 2022
Inventory, net
Raw materials	$ 2,124	$ 2,639	$ 1,918
Work-in-process	16	708	499
Inventory gross	2,140	3,347	2,417
Less Inventory Reserve for Obsolescence	(1,515)	(526)	(34)
Total	$ 625	$ 2,821	$ 2,383